U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report March 21, 2006

MOUNTAIN BANK HOLDING COMPANY

(exact name of registrant as specified in its charter)

Washington	0-28394	91-1602736
(State or other jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification Number)

501 Roosevelt Avenue, PO Box 98, Enumclaw, WA 98022

(address of principal executive offices) (zip code)

Registrant’s telephone number: (360) 825-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountants

The Audit Committee of the Board of Directors of Mountain Bank Holding Company (the “Company”) has approved a change in auditors. At a meeting held March 17, 2006, the Audit Committee approved the engagement of Stovall Grandey & Allen, LLP (“Stovall”), subject to Stovall’s formal acceptance of such engagement. On March 20, 2006, Stovall formally accepted such engagement. Stovall will replace McGladrey & Pullen, LLP (“McGladrey”). The chairman of the Audit Committee informed McGladrey on March 17, 2006 that they had been dismissed as independent accountants.

For the two years ended December 31, 2005 and 2004, McGladrey’s reports on the Company’s financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

For the two years ended December 31, 2005 and 2004, and from December 31, 2005 through the effective date of the dismissal, there were no disagreements between McGladrey and the Company on any matters of accounting principle or practice, financial statement disclosure, or auditing scope or procedures, which if not resolved to their satisfaction would have caused McGladrey to make reference in connection with their opinion to the subject matter of the disagreement. In connection with the completion of its audit of, and the issuance of an unqualified report on, the Company’s financial statements for the year ended December 31, 2004, McGladrey identified a deficiency in the design or operation of the Company’s internal controls over financial reporting, involving the recording of benefit obligations for the Company’s executive retirement plan. As a consequence, the Company restated certain financial statements and took action to modify its internal controls, as described in Item 9A of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2004.

The Company has requested that McGladrey furnish a letter addressed to the United States Securities and Exchange Commission stating whether McGladrey agrees with the preceding statements. The Company will file such letter, when prepared, by amendment as Exhibit 16 to this Form 8-K.

During the two years ended December 31, 2005 and 2004, and from December 31, 2005 though March 20, 2006, the date on which Stovall was engaged to be the Company’s independent accountant, neither the Company nor anyone on its behalf consulted with Stovall with respect to the application of accounting principles to a specified transaction; the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was the subject of a reportable event as such term is defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

16.	Letter re Change in Certifying Accountant*

*	To be filed by amendment.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2006

Mountain Bank Holding Company

/s/ Roy T. Brooks
Roy T. Brooks President and CEO

/s/ Sheila M. Brumley
Sheila M. Brumley Senior Vice President and CFO